UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/23/2005

NUTRI SYSTEM INC /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-28551

DE	23-3012204
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

202 Welsh Road, Horsham, PA 19044
(Address of Principal Executive Offices, Including Zip Code)

215 706 5302
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On February 23, 2005, NutriSystem Inc. ("NutriSystem")issued a press release setting forth NutriSystem's financial information for the year ended December 31, 2004. A copy of NutriSystem's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

The following press release is included as an exhibit to this report and furnished under Item 2.02:

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NUTRI SYSTEM INC /DE/

Date: February 24, 2005.	By:	/s/ James D Brown
James D Brown
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated February 23, 2005, issued by NutriSystem Inc.